SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities and Exchange Act


                               April 15, 2005
                               --------------
                               Date of Report
                     (Date of earliest event reported)

                        OMNI MEDICAL HOLDINGS, INC.
                        ---------------------------
            (Exact Name of Registrant as Specified in its Charter)

          Utah                000-26177                 87-0425275
          ----                ---------                 ----------
     (State or other       (Commission File No.)     (IRS Employer I.D. No.)
      Jurisdiction)

                        1107 Mt. Rushmore Road, Suite 2
                        Rapid City, South Dakota 57701
                        -------------------------------
                   (Address of Principal Executive Offices)

                                (605) 718-0380
                                --------------
                         Registrant's Telephone Number

                                       N/A
        (Former Name or Former Address if changed Since Last Report)

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          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 2.01   Completion of Acquisition or Disposition of Assets.
            ---------------------------------------------------

Effective April 15, 2005, Omni Medical Holdings, Inc. ("we," "our," "us" or words of similar import) acquired 100% of the outstanding shares of Plum Creek Outpatient, Inc., an Illinois corporation ("Plum Creek") in exchange for 1,000,000 shares of our common stock that are "restricted securities" as defined in Rule 144 of the Securities and Exchange Commission.

We also acquired the assets of Stat Anesthesia, P.C., an Illinois corporation ("Stat"), in exchange for 4,000,000 shares of our common stock that were also "restricted securities" as defined in Rule 144 of the Securities and Exchange Commission. Additionally, Stat signed an Administrative Services Agreement with us in which we will provide financial and administrative services for all of Stat's operations. While we will have complete control over the administrative and financial affairs of Stat, we will not be involved in any way in the practice of medicine. Peter Pollachek will be retained as a consultant to us for a period of two years.

There were no prior relationships between any of our affiliates, officers, directors or shareholders with either Plum Creek or Stat. Plum Creek and Stat are related companies in that Plum Creek was a spin off from Stat in 2003, and Plum Creek and Stat are owned by the same family.

Total outstanding shares following the completion of these transactions will be approximately 52,649,430. Financial statements for these companies are anticipated to be filed within the required 75 day period.

This transaction will not result in a change of control of our Company.

Copies of these Asset Purchase Agreements, along with the Consulting Agreement with Peter Pollachek, are attached hereto and incorporated herein by reference. See Item 9.01.

Item 9.01  Financial Statements and Exhibits.
---------------------------------------------

         (a) Financial statements of businesses acquired.

             Financial statements of Plum Creek are anticipated to be filed within the required 75 day period.

             Financial statements of Stat are also anticipated to be filed within the required 75 day period.

         (b) Pro forma financial information.

             Pro forma financial information respecting both transactions is anticipated to be filed within the required 75 day period.

         (c) Exhibits.


Description of Exhibit                       Exhibit Number
----------------------                       --------------

Asset Purchase Agreement                          10
  Exhibit A-List of Personal Property
  Exhibit B-Excluded Liabilities
  Exhibit C-Stock Purchase Agreement-Plum Creek
  Exhibit D-Form of Consulting Agreement
  Exhibit E-Administrative Services Agreement
  Exhibit F-Stock Purchase Agreement-Stat Anesthesia


                                 SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        OMNI MEDICAL HOLDINGS, INC.



Date: 4/20/05                           /s/ Arthur D. Lyons
      -------                           ------------------------
                                        Arthur D. Lyons
                                        Director and CEO

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